UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2010

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As reported in a Current Report on Form 8-K filed on December 9, 2010, the Board of Directors of Pfizer Inc. (the “Company”) elected Ian C. Read as President and Chief Executive Officer and as a member of the Board of Directors on December 5, 2010. In connection with Mr. Read’s promotion, on December 13, 2010, the Compensation Committee of the Board approved the following new compensation arrangements for Mr. Read effective January 1, 2011:

  Mr. Read’s annual base salary was increased from $1,210,000 to $1,700,000.
  Mr. Read’s target annual incentive was increased from $1,156,000 for 2010, which represents 100% of the salary midpoint for his 2010 salary grade, to $2,587,500 for 2011, which represents 150% of the salary midpoint for his 2011 salary grade.

In addition, in connection with the assumption of increased responsibilities by Frank A. D’Amelio, Executive Vice President, Chief Financial Officer and Business Operations, on December 13, 2010, the Compensation Committee approved the following new compensation arrangements for Mr. D’Amelio effective January 1, 2011:

  Mr. D’Amelio’s annual base salary was increased from $1,100,000 to $1,200,000.
  Mr. D’Amelio’s target annual incentive was increased from $879,120 for 2010, which represents 90% of the salary midpoint for his 2010 salary grade, to $1,125,000 for 2011, which represents 100% of the salary midpoint for his 2011 salary grade.

Item 8.01	Other Events

On December 13, 2010, the Board of Directors elected George A. Lorch, who has served as an independent director since 2000, as non-executive Chairman of the Board. Mr. Lorch relinquished his positions as Chair and a member of the Board’s Compensation Committee and as a member of the Board’s Science and Technology Committee in order to focus on his role as Chairman.

In addition, on December 13, 2010: (i) the Board elected James M. Kilts as Chair of the Compensation Committee, and (ii) Constance J. Horner relinquished her position as Lead Independent Director in view of the Board’s election of Mr. Lorch as independent, non-executive Chairman.

In connection with the foregoing, the Company issued a press release, which is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 13, 2010

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Matthew Lepore Matthew Lepore
Title: Vice President and Corporate Secretary
Dated: December 16, 2010

EXHIBIT INDEX

Number	Description
99.1	Press Release dated December 13, 2010